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                                                                    Exhibit 10.5

                             1997 STOCK OPTION PLAN
                            OF CREDITSOURCE USA, INC.

                  (FORMERLY KNOWN AS LEWISBURG VENTURES, INC.)


1.       ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

         CreditSource USA, Inc. (the "Company") hereby establishes the CreditSource USA, Inc. 1997 Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

         The Plan permits the granting of stock options (including incentive stock options qualifying under Section 422 of the Code and nonqualified stock options) in any combination (collectively, "Options").

2.       DEFINITIONS

         Under the Plan, except where !he context otherwise indicates, the following definitions apply:

         (a) "Affiliate" shall mean any entity, whether now or hereafter existing, that controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the voting power of the entity.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Change in Control" shall mean (i) any sale, exchange or other disposition of all or substantially all of the Company's assets; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Company is not the surviving or continuing corporation, or in which the Company's stockholders become entitled to receive cash, securities of the Company other than voting common stock, or securities of another issuer.
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         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

         (e) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

         (f) "Common Stock" shall mean shares of the Company's common stock par value of one cent ($0.01) per share.

         (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (h) "Fair Market Value" of a share of the Common Stock for any purpose on a particular date shall be determined in a manner such as the Board or the Committee as applicable, shall in good faith determine to be appropriate; provided, however, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code.

         (i) "Grant Agreement" shall mean a written agreement between the Company and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

         (j) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

         (k) "Grantee" shall mean a person granted an Option pursuant to the Plan.

         (l) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

         (m) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.


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         (n) "Subsidiary" and "Subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.       ADMINISTRATION

         (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

                  Members of the Board or Committee who are either eligible for awards of stock options ("Awards") or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

                  The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Addition ally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

         (b) Procedure After Registration of Common Stock. Notwithstanding anything to the contrary contained in the provisions of subsection (a) above, in the event that the Common Stock or any other capital stock of the Company becomes registered under Section 12 of the Exchange Act, the members of the Committee shall be both "Non-Employee Directors" within the meaning of Rule 16b-3 and, to


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the extent that the Board has resolved to take actions necessary to enable compensation arising with respect to Awards under the Plan to constitute performance-based compensation for purposes of Section 162(m) of the Code, "outside directors" within the meaning of Section 162(m) of the Code.

         (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

                  (i) determine the eligible persons to whom, and the time or times at which, Options shall be granted;

                  (ii) determine the types of Options to be granted;

                  (iii) determine the number of shares to be covered by each Option;

                  (iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate;

                  (v) modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options;

                  (vi) accelerate or otherwise change the time in which an Option may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition, respect to such Option, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any grantee's employment; and

                  (vii) to establish objectives and conditions, if any, for earning the grant of an Option and determining whether Options will be granted after the end of a performance period.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee


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deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

         (d) Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

         (e) Indemnification. To the maximum extent permitted by law and the Company's charter or by-laws, the members of the Board and Committee shall be indemnified by the Company in respect of all their activities under the Plan.

         (f) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee of the Company, and their respective successors in interest.

4.       SHARES AVAILABLE FOR THE PLAN

         Subject to adjustments as provided in SECTION 11 of the Plan, the shares of stock that may be delivered or purchased with respect to Options granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate 300 shares of Common Stock of the Company. The Company shall reserve said number of shares for Options under the Plan, subject to adjustments as provided in
SECTION 11 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Option shall thereafter be shares with respect to which further Options may be granted under the Plan.

5.       PARTICIPATION

         Participation in the Plan shall be open to all employees, directors, officers and consultants of the Company, or of any Affiliate of the Company, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to grants of incentive stock options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company.


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         Options may be granted to such eligible persons and for such number of shares of Common Stock as the Committee shall determine, subject to the limitations in SECTION 4 of the Plan. A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

6.       VESTING

         Unless earlier terminated pursuant to the provisions of the Plan or the Grant Agreement, a portion of each Option shall become vested in accordance with the vesting schedule qualified in the Grant Agreement; provided, however, that vesting of any Option that is time-based only (i.e., such option vests only through the passage of time and does not contain any performance-based vesting criteria) shall be accelerated so that the unvested portion of the Option shall become fifty percent (50%) vested in the grantee upon any Change in Control of the Company.

7.       TERMINATION OF OPTIONS

         (a) Upon Termination of Employment or Service Relationship for Reason Other Than Death, Disability or Retirement. Unless earlier terminated pursuant to the provisions of the Plan or the Grant Agreement, Options shall terminate in their entirety, whether vested in whole or in part, ninety (90) days after the date the Grantee is no longer employed by, nor in a service relationship with, the Company and its affiliates for any reason other than the Grantee's death, Disability, or Retirement. Notwithstanding the foregoing, a Grantee's Options shall terminate in their entirety, whether vested in whole or in part, upon termination, of the employment or service relationship of the Grantee by the Company or an affiliate for "cause". If a Grantee is a party to a written employment agreement with the Company or an affiliate which contains a definition of "cause", "termination for cause" or any other similar term or phrase, whether such Grantee is terminated for "cause" pursuant to this SECTION 7(a) shall be determined according to the terms of and in a manner consistent with the provisions of such written employment agreement. If a Grantee is not party to such a written employment agreement with the Company or an affiliate, then, for purposes of this SECTION 7(a), "cause" shall mean (i) any substantiated act by Grantee involving dishonesty or bad faith against the Company or an affiliate, or any act or omission that demonstrates a lack of integrity of Grantee with respect to the Company or an affiliate; (ii) Grantee engaging in acts or omissions that demonstrably and materially injure the business and affairs of the Company or an affiliate, monetarily or otherwise;
(iii) breach or threatened breach by Grantee of any


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non-competition or confidentiality agreement entered into between Grantee and the Company or its affiliate; (iv) chronic use of alcohol, drugs or other similar substances affecting Grantee's work performance; or (v) Grantee being convicted of, or pleading guilty or no lo contendere to, or being indicted for a felony or other crime involving theft, fraud or moral turpitude. The good faith determination by the Committee of whether Grantee's employment or service relationship was terminated by the Company for "cause" shall be final and binding for all purposes hereunder.

         (b) Upon Grantee's Death. Unless earlier terminated pursuant to the provisions of the Plan or the Grant Agreement, upon a Grantee's death Grantee's executor, personal representative, or the person to whom Options shall have been transfered by will or the laws of descent and distribution, as the case may be, may exercise all or any part of outstanding Options with respect to shares of Common Stock as to which the Options are vested as of Grantee's date of death, provided such exercise occurs within one (1) year after the date of Grantee's death, but not later than the end of the stated term of the Option. If not earlier terminated, Options shall terminate upon expiration of the one-year period immediately following a Grantee's death.

         (c) Upon Termination of Employment or Service Relationship by Reason of Disability or Retirement. Unless earlier terminated pursuant to the provisions of the Plan or the Grant Agreement, in the event that a Grantee ceases, by reason of Disability or Retirement, to be an employee of or in a service relationship with the Company or an affiliate, the vested portion of an outstanding Option may be exercised in whole or in part at any time within one
(1) year after the date of Disability or Retirement, as the case may be, but not later than the end of the stated term of the Option. If not earlier terminated, Options shall terminate upon expiration of the one-year period immediately following a Grantee's Disability or Retirement, as the case may be. For purposes of the Plan, "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to for a continuous period of not less than twelve (12) months. The Committee may require such proof of Disability as the Committee in its sole discretion deems appropriate and the Committee's determination as to whether Grantee is Disabled shall be final and binding on all parties concerned. For purposes of the Plan, "Retirement" shall mean termination of employment or service, other than for cause, on or after attainment of age 65.

8.       STOCK OPTIONS


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         Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants awards of incentive stock options as that term is defined in Section 422 of the Code or nonqualified stock options. The Option awards granted shall be subject to the following terms and conditions.

         (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Company and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

         (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

         (c) Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, or such rules and regulations as the Committee may have prescribed, or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Company may make or guarantee loans to grantees to assist grantees in exercising Options and satisfying any related withholding tax obligations.

         If the Common Stock is registered under Section 12 of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm designated by the Committee and approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) to the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

         (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee; provided, however, that in no event shall an incentive stock option be exercisable more than 10 years from the date it is


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granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

         (e) Restrictions on Incentive Stock Options. Incentive stock options granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

                  (i) Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Company's shareholders.

                  (ii) Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted and the term of the stock option shall not exceed ten years. Notwithstanding anything to the contrary contained in the immediately preceding sentence, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company, or its Parent or Subsidiary corporations, shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.

                  (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Company and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options shall be treated as nonqualified stock options. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Company.


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                  (iv) Grantee. Incentive stock options shall only be issued to employees of the Company, or of a Parent or Subsidiary of the Company.

                  (v) Tandem Options Prohibited. An incentive stock option may not be granted in tandem with a nonqualified option in such a manner that the exercise of one affects a grantee's right to exercise the other.

                  (vi) Designation. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

         (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

9.       WITHHOLDING OF TAXES

         The Company may require, as a condition, to the exercise of any Option under the Plan or the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Company in cash any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

10.      TRANSFERABILITY

         Except as otherwise determined by the Committee, and in any event in the case of an incentive stock option, no Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.


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11.      ADJUSTMENTS; BUSINESS COMBINATIONS

         In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in SECTION 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

         In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one, or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Company are proposed to be delivered in exchange for or with respect to Common Stock of the Company, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

         The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this SECTION 11) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan.

         In the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement: (i) each grantee shall have the right to exercise his Option at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Com-


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mittee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

12.      TERMINATION AND MODIFICATION OF THE PLAN

         The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

         The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Company or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended.

13.      NON-GUARANTEE OF EMPLOYMENT OR SERVICE

         Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee, director, or consultant to continue in the employ or service of the Company or shall interfere in any way with the right of the Company to terminate an employee or server any service relationship of an individual at any time.

14.      TERMINATION OF EMPLOYMENT

         For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Option granted pursuant to the Plan, transfer of an employee among the Company and the Company's Affiliates shall not be considered a termination of employment with the employer.

15.      WRITTEN AGREEMENT

         Each Grant Agreement entered into between the Company and a grantee with


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respect to an Option granted under the Plan shall incorporate the terms of this
Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

16.      NON-UNIFORM DETERMINATIONS

         The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or me eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

17.      APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan will be used for general corporate purposes.

18.      LISTING AND REGISTRATION

         If the Company determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. ("Nasdaq System") or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Company.

19.      COMPLIANCE WITH SECURITIES LAW

         Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such


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approval is sought by the Committee. All certificates for Common Stock delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or Nasdaq System upon which such securities are then listed or quoted, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

20.      NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS

         Nothing contained in the Plan shall prevent the Company or its Parent or Subsidiary Companies from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of Options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan.

21.      NO TRUST OR FUND CREATED

         Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company.

22.      GOVERNING LAW

         The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the Commonwealth of Virginia, without regard to its conflict of laws rules and principles.

23.      PLAN SUBJECT TO CHARTER AND BY-LAWS


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         This Plan is subject to the Charter and By-Laws of the Company, as they may be amended from time to time.

24.      EFFECTIVE DATE; TERMINATION DATE

         The Plan is effective as of the date on which the Plan is adopted by the Board, or such other date as the Board may specify as the effective date, subject to approval of the stockholders within twelve months before or after such date. No Option shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Options made under the Plan prior to such termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

Date Approved by the Board:  January 15, 1997

Date Approved by the Shareholders:___________________


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                                                                       Exhibit A


                               LENDING TREE, INC.
                               AMENDMENT NO. 2 TO
                             1997 STOCK OPTION PLAN

                   (formerly known as CreditSource USA, Inc.)

                  THIS AMENDMENT NO. 2 TO 1997 STOCK OPTION PLAN
("AMENDMENT NO.2") is made and effective this 20th day of March, 1998 by the Board of Directors of Lending Tree, Inc. (the "COMPANY").

                  WHEREAS, the Board of Directors previously adopted the Com pany's 1997 Stock Option Plan (the "1997 PLAN") on January 15, 1997;

                  WHEREAS, as presently written, only 300,000 shares of Common Stock are available for award under the 1997 Plan;

                  WHEREAS, the Board of Directors has previously made option grants exceeding 300,000 shares and it now desires to increase the number of shares of Common Stock available for award under the plan to 612,949 shares; and

                  WHEREAS, pursuant to Section 12 of the 1997 Plan, the terms and provisions of the 1997 Plan may be modified or amended by the Board of Directors.

                  NOW THEREFORE

         The 1997 Plan is hereby amended by deleting the first sentence of
Section 4 in its entirety and inserting the following sentence in lieu thereof:

         "Subject to adjustments as provided in SECTION 11 of the Plan, the shares of stock that may be delivered or purchased with respect to Options granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 612,949 shares of Common Stock of the Company."

                             CREDITSOURCE USA, INC.
                               AMENDMENT NO. 1 TO
                             1997 STOCK OPTION PLAN

                  THIS AMENDMENT NO. 1 TO 1997 STOCK OPTION PLAN ("AMENDMENT NO. 1") is made and effective this 10th day of October, 1997 by the Board of Directors of CreditSource USA, Inc. (the "COMPANY").

                  WHEREAS, the Board of Directors previously adopted the Company's 1997 Stock Option Plan (the "PLAN") on January 15, 1997;

                  WHEREAS, the Board of Directors deemed it desirable to extend the applicable maximum exercise periods following an optionee's termination from the Company from 90 days to three years for terminations other than death, disability or retirement and from one year to three years for terminations because of death, disability, or retirement;

                  WHEREAS, to effect such time extensions, the Plan must be amended;

                  WHEREAS, the Board of Directors deemed it desirable and in the best interest of the Company to change the governing law of the Plan from the Commonwealth of Virginia to the State of North Carolina; and

                  WHEREAS, pursuant to Section 12 of the Plan the terms and provisions of the Plan may be modified or amended by Board of Directors approval.

                  NOW THEREFORE:

                  1. Section 7 of the Plan is deleted its entirety and the following Section 7 shall be inserted in lieu thereof:

                  "7.  TERMINATION OF OPTIONS

         (a) Upon Termination of Employment or Service Relationship for Reason Other Than Death, Disability or Retirement. Unless earlier terminated pursuant to the provisions of the Plan or the Grant Agreement, Options shall terminate in their entirety, whether vested in whole or in part, three (3) years after the date the Grantee is no longer employed by, nor in a service relationship with, the Company and its affiliates for any reason other than the Grantee's death, Disability, or Retirement. Notwithstanding the foregoing, a Grantee's Options shall terminate in their entirety, whether vested in whole or in part, upon termination of the employment or service relationship of the Grantee by the Company or an affiliate for "'cause". If a Grantee is a party to a written employment agreement with the Company or an affiliate which contains a definition of "cause", "termination for cause" or any other similar term or phrase, whether such Grantee is terminated for "cause" pursuant to this SECTION 7(a) shall be determined according to the terms of and in a manner consistent with the provisions of such written employment agreement. If a Grantee is not party to such a written employment agreement with the Company or an affiliate, then for purposes of this SECTION 7(a), "cause" shall mean (i) any substantiated act by Grantee involving dishonesty or bad faith against the Company or so affiliate, or any act or omission that demonstrates a lack of integrity of Grantee with respect to the Company or an affiliate; (ii) Grantee engaging in acts or omissions that demonstrably and materially injure the business and affairs of the Company or an affiliate, monetarily or otherwise; (iii) breach or threatened breach by Grantee of any non-competition or confidentiality agreement entered into between Grantee and the Company or its affiliate; (iv) chronic use of alcohol, drugs or other similar substances affecting Grantee's work performance; or (v) Grantee being convicted of, or pleading guilty or no lo contendere to, or being indicted for a felony or other crime involving theft, fraud or moral turpitude. The good faith determination by the Committee of whether Grantee's employment or service relationship was terminated by the Company for "cause" shall be final and binding for all purposes hereunder.

         (b) Upon Grantee's Death. Unless earlier terminated pursuant to the provisions of the Plan or the Grant Agreement, upon a Grantee's death Grantee's executor, personal representative, or the person to whom Options shall have been transferred by will or the laws of descent and distribution, as the case may be, may exercise all or any part of outstanding Options with respect to shares of Common Stock as to which the Options are vested as of Grantee's date of death, provided such exercise occurs within three (3) years after the date of Grantee's death, but not later than the end of the stated term of the Option. If not earlier terminated, Options Shall terminate upon expiration of the 3 year period immediately following a Grantee's death.

         (c) Upon Termination of Employment or Service Relationship by Reason of Disability or Retirement. Unless earlier terminated pursuant to the provisions of the Plan or the Grant Agreement, in the event that a Grantee ceases, by reason of Disability or Retirement, to be an employee of or in a service relationship with the

Company or an affiliate, the vested portion of an outstanding Option may be exercised in whole or in part at any time within three (3) years after the date of Disability or Retirement, as the case may be, but not later than the end of the stated term of the Option. If not earlier terminated, Options shall terminate upon expiration of the three-year period immediately following a Grantee's Disability or Retirement, as the case may be. For purposes of the Plan, "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee may require such proof of Disability as the Committee in its sole discretion deems appropriate and the Committee's determination as to whether Grantee is Disabled shall be final and binding on all parties concerned. For purposes of the Plan, 'Retirement' shall mean termination of employment or service, other than for cause, on or after attainment of age 65."

                  2. Section 22 of the Plan is deleted its entirety and the following Section 22 shall be inserted in lieu thereof.

                  "22.  GOVERNING LAW

                  The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of North Carolina without regard to its conflict of laws rules and principles."


This Amendment No. 1 was adopted and is effective the 10th day of October 1997.